UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

KLA Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Online

Go to www.envisionreports.com/KLAC or scan the QR code – login details are located in the shaded bar below.

Votes submitted electronically must be received by 11:59 p.m. Eastern Time, on Tuesday, November 3, 2026.

Important Notice Regarding the Availability of Proxy Materials for the

KLA Corporation Annual Meeting of Stockholders to be Held on November 4, 2026

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2026 Proxy Statement and Annual Report to Stockholders are available at:

Easy Online Access – View your proxy materials and vote.
Step 1:	Go to www.envisionreports.com/KLAC.
Step 2:	Click on Cast Your Vote or Request Materials.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before October 23, 2026 to facilitate timely delivery.

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KLA Corporation’s Annual Meeting of Stockholders will be held on November 4, 2026 at 12:00 p.m. Pacific Standard Time, at the KLA Milpitas Headquarters, Plus Building, located at One Technology Drive, Milpitas, California 95035.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR each of the Director Nominees (Proposal 1) and a vote FOR Proposals 2 and 3.

1.	Election of Directors:
	01 – Robert Calderoni	02 – Tracy Embree	03 – Jeneanne Hanley	04 – Kevin Kennedy	05 – Michael McMullen
	06 – Victor Peng	07 – Jamie Samath	08 – Susan Taylor	09 – Richard Wallace
2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2027.
3.	To approve on a non-binding, advisory basis our named executive officer compensation.
4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
– Internet – Go to www.envisionreports.com/KLAC. Click Cast Your Vote or Request Materials.
– Phone – Call us free of charge at 1-866-641-4276.

–  Email – Send an email to investorvote@computershare.com with “Proxy Materials KLA Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by October 23, 2026.